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                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric J. Pulaski, Chairman of the Board, Chief Executive Officer and President of BindView Development Corporation (the "Company"), certify that (i) the Company's Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and the results of operations of the Company.

By /s/ ERIC J. PULASKI
   --------------------------------------
   Eric J. Pulaski
   Chairman of the Board, Chief Executive
   Officer and President
   March 29, 2004

      A signed original of the foregoing certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.